Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 126,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	19,367.15
Total Offset Amount	0.00
Net Fee	$ 19,367.25